UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22843

Center Coast MLP & Infrastructure Fund

(Exact name of registrant as specified in charter)

Center Coast Capital Advisors, LP
1600 Smith Street
Suite 3800
Houston, TX 77002

(Address of principal executive offices) (Zip code)

Dan C. Tutcher
Center Coast Capital Advisors, LP
1600 Smith Street
Suite 3800
Houston, TX 77002

(Name and address of agent for service)

registrant's telephone number, including area code: (713) 759-1400

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Center Coast MLP & Infrastructure Fund

NYSE CEN

2015 ANNUAL REPORT

2015 Annual Report	2

Center Coast MLP & Infrastructure Fund
November 30, 2015

Table of Contents

Fund Overview (unaudited)	3
Shareholder Letter (unaudited)	4
Summary of Investments (unaudited)	13
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	32
Other Information	33
Fund Management (unaudited)	38

2015 Annual Report	3

Center Coast MLP & Infrastructure Fund

Fund Overview (unaudited)

Center Coast MLP & Infrastructure Fund (“CEN”) is an actively managed fund that invests in a portfolio of master limited partnerships and energy infrastructure companies. The Fund is structured to provide investors with:

●	Attractive monthly distributions expected with the potential for growing distributions and capital appreciation over time

●	A core portfolio of high quality midstream MLPs focused on durability of long term cash flows

●	A tactical opportunistic sleeve designed to capitalize on market dislocations amongst upstream, midstream, and downstream MLPs and energy infrastructure investments

●	Access to private investment opportunities within the energy infrastructure sector on a co-invest and direct invest basis

●	Simplified tax reporting: Investors in the Fund will receive a single Form 1099 as opposed to receiving a schedule K-1 from each MLP

●	Access to Center Coast Capital Advisors, LP (the “Advisor”), an employee-owned investment manager with MLP owner operator experience

Investment Objective

The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital.

Subsector Composition (as of 11/30/15)	Investment Approach

Core MLP Holdings
Generally, the Fund anticipates making core investments in MLPs and energy infrastructure companies that have (1) traditional fee-based businesses (2) high barriers to entry, (3) low direct commodity price exposure and (4) low demand elasticity or the potential for demand destruction. Examples include interstate pipelines, intrastate pipelines with long-term contracts and diversified revenue streams, and crude and gas storage and terminal facilities.

Opportunistic Trades
The Fund may invest a portion of its portfolio in shorter-term investments. These opportunistic transactions may be based on Center Coast’s view of factors including, but not limited to, market dislocations, projected trading demand imbalances, short-term market catalysts, commodity price volatility and interest rates and credit spreads along with other issuerspecific developments.

Private Investments
The Fund intends to allocate up to 20% of its portfolio to private investment opportunities. The Fund anticipates making investments in a limited number of carefully selected private investments. The Fund’s private investments may include investments in entities formed to own and operate particular energy infrastructure assets, but will not include interests in private investment funds.

2015 Annual Report	4

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

January 20, 2016

Dear Fellow Shareholders:

Below you will find the Annual Report for the Center Coast MLP & Infrastructure Fund (“the Fund” or “CEN”) for the period ending November 30th, 2015.

For the fiscal year ending November 30, 2015, the Fund provided a total return of -40.75% on a net asset value (“NAV”) basis, net of expenses and corporate taxes and including the reinvestment of dividends. The Fund provided a market-based total return of -37.97% for the same period. This can be compared to the total return, including dividends and capital gains reinvested, of +2.75% for the broader equity markets as represented by the Standard and Poor’s 500 Index (“S&P 500”) and the total return of -34.03% for the Alerian MLP Index (“AMZ”; a composite of fifty energy MLPs calculated using a float-adjusted, capitalization-weighted methodology).1

The Fund declared distributions of $1.2504 per share during the fiscal year. As of November 30, 2015, the market price per share was $11.09 and the NAV per share was $10.93 (a premium of 1.46%). The current monthly distribution of $0.1042 per share represents an annualized distribution rate of 11.28% and 11.44% based on the market price and NAV per share, respectively, at the end of the fiscal year.2

As permitted under the Investment Company Act of 1940, the Fund utilizes leverage to provide additional capital. Although the use of this leverage increases the potential volatility of the Fund’s NAV, we use leverage with the objective of increasing the net income and distributions available to shareholders. As of November 30, 2015, leverage represented 27.3% of the Fund’s managed assets. All of the Fund’s leverage is variable-rate and its weighted-average interest rate for the fiscal year was 1.28%.

SUMMARY OBSERVATIONS

It’s been a long and difficult year for Master Limited Partnerships (MLPs). The Fund’s performance is a harsh reminder of how cautious investors have become regarding anything associated with energy. This caution primarily stems from the rapid decline in crude oil prices and its impact on newfound U.S. unconventional production. Crude oil prices began their fall in late November 2014 when OPEC decided to protect its long-term market share by maintaining current output targets amid rising global crude oil supply. Since that decision through November 30, 2015, crude oil prices1 fell 43% and energy indices followed suit—the SIG Oil Exploration and Production Index (“EPX”) was down 41%; the PHLX Oil Service Sector Index (“OSX”) was down 24%; and the AMZ was down 42%—all over the same time frame.

The relative performance of the midstream and MLP business segment—down more than the EPX and almost as much as crude oil itself—has been particularly surprising given the more fee-based, historically stable cash flow profile of the asset class. The Fund’s constituents actually increased distributable cash flow (“DCF”)2 per unit by over 15% year over year (on average) while the EPX constituents experienced cash flow per share3 degradation of more than 35%. Nevertheless, underlying fundamentals largely took a backseat this year as other, more transient factors took center stage. For example: (i) a Federal Reserve rate hike for the first time in nine years; (ii) weak institutional fund flows into MLP products; (iii) closed-end fund deleveraging in response to asset value declines; (iv) tax loss harvesting ahead of year end; (v) short-selling pressure that exacerbated the move down, and; (vi) concerns about rising costs of capital and weakened capital markets access.

Over the long term, commodity prices will not always go down. Sentiment will not always be so bearish. Despite some radical commentary, high-quality MLPs that operate critical oil & gas infrastructure are here for the long-haul. Although headwinds remain in select spots across the MLP universe, valuation and fundamentals have decoupled and are pricing in

[1]	As measured by West Texas Intermediate (“WTI”).
[2]

From the reporting period ended September 30, 2014 to the reporting period ended September 30, 2015. “Distributable Cash Flow” is the amount of cash flow that can be distributed to unitholders after making interest payments and deducting maintenance capital expenditures.

[3]	Source: FactSet

2015 Annual Report	5

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

a bearish scenario that we don’t think materializes even if crude oil prices remain low for the foreseeable future. Over the long term, once market noise normalizes, we believe the total return proposition of the Fund is squarely intact through an attractive combination of cash distributions and growth generated from high-quality assets and sustainable cash flows.

2015 YEAR IN REVIEW

We’ve spoken with a lot of investors and written a lot of commentary throughout 2015. Instead of rehashing each and every data point, below is summary of the key takeaways and the major events that occurred during each quarter of the Fund’s fiscal year:

1Q – December 2014 through February 2015 (-3.82% total return by the Fund): Crude oil prices take an initial leg down following the OPEC decision. The U.S. energy market begins the “repositioning and adjusting” process by high-grading production, cutting costs, and defending balance sheets. News flow is light as companies position themselves for a lower commodity price environment.

●	Crude oil prices: decrease ~25%

●	Constituent earnings: ~79% of Fund core constituents meet or beat Wall Street consensus earnings expectations for the fourth quarter of 2014

●	Distributions and cash flow: Underlying core constituent distributions and DCF per unit grow by approximately 5% and 6%, respectively, quarter over quarter

●

Portfolio adjustments: Center Coast sought to increase or add exposure to demand-oriented assets, growth stories with certainty (e.g., sponsored drop-down MLPs - when a large energy company creates an MLP and “drops-down” qualifying assets to the MLP), and MLPs with strong balance sheets and defensive cash flows in a low commodity price environment:

o	Sponsored drop-down growth: Added Dominion Midstream and Phillips 66 Partners; increased MPLX and Shell Midstream4,iii

o	Defensive cash flows: Increased weightings to MMP and SEP

2Q – March 2015 through May 2015 (-4.88% total return by the Fund): Crude oil prices rebound in response to sharp declines in U.S. rig counts. The IRS proposes clarified rules on MLP “qualifying income.” The Williams Merger & Acquisition (M&A) saga begins.

●	Crude oil prices: increase ~21%

●	Constituent earnings: ~76% of the Fund’s core constituents meet or beat Wall Street consensus earnings expectations for the first quarter of 2015

●	Distributions and cash flow: Underlying core constituent distributions and DCF per unit grow by approximately 4% and 3%, respectively, quarter over quarter

●	Notable events:

o	5/5/15: The IRS proposes new guidelines that would bar income from certain petrochemical production activities from qualifying for MLP tax advantages

o	5/13/15: WMB announces an agreement to purchase subsidiary WPZ, marking the second large-scale, diversified MLP “roll-up” transaction (the first being Kinder Morgan’s August 2014 announcement)

[4]	For an Index of Company References mentioned in this letter and their ticker symbols, please refer to the list below the signature line.

2015 Annual Report	6

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

●

Portfolio adjustments: With valuations in flux / bifurcating during the first quarter, we continued to seek exposure to MLPs with high-quality, defensive cash flows, while considering attractive distribution rates. We also eliminated small-cap gathering and processing MLPs with less defensive or diversified cash flows:

o	Valuation / distribution rates: Added MMLP, SUN, TRP; increased WPZ and TRGP; decreased KMI, OKS, and WMB

o	High-grading cash flows: increased SEP, SXL, TLLP

o	Small-cap Gatherers & Processors: removed CMLP, SMLP

3Q – June 2015 through August 2015 (-14.11% total return by the Fund): Crude prices reverse course and find new lows after Iran reaches a nuclear weapons agreement with the United Nations. The CEO of PAA spooks an already jittery MLP market with bearish commentary. Technical headwinds (e.g., negative fund flows, closed-end fund deleveraging, and short selling) combine with the aforementioned factors to produce the worst calendar quarter in MLP history (as measured by the AMZ). M&A activity heats up.

●	Crude oil prices: decrease ~18%

●	Constituent earnings: ~78% of the Fund’s core constituents meet or beat Wall Street consensus earnings expectations for the second quarter of 2015

●	Distributions and cash flow: Underlying core constituent distributions and DCF per unit grow by approximately 3% and 4%, respectively, quarter over quarter

●	Notable events:

o	6/21/15: WMB announces that it has received and rejected an unsolicited bid from ETE to acquire all of its outstanding shares. WMB’s board suspends the roll-up of WPZ and launches a strategic review

o

7/13/15: MPLX announces an acquisition of MarkWest, creating a large-scale diversified midstream player while at the same time increasing its direct exposure to commodity prices and muddling its blue-chip, drop-down growth story

o

7/14/15: Iran reaches a nuclear weapons agreement with the United Nations which paves the way for the lifting of sanctions against Iran. Iran has stated it plans to increase oil exports by 500,000 barrels per day

o	8/5/15: Plains All American’s CEO Greg Armstrong hosts a second quarter earnings call and spooks the market with his bearish tone. The AMZ trades down 5.4% the following day.

●	Portfolio adjustments: Cash flow stability, which remains paramount, valuation, and M&A activity drove portfolio adjustments during the quarter:

o	Cash flow stability: removed MMLP and SUN (the latter of which missed vs. Q1 earnings estimates)

o	Valuation: removed TEP, TRP

o	M&A: Decreased exposure to the Plains family by decreasing PAGP; decreased WPZ after gain realized from initial roll-up announcement; removed WMB after gain realized from ETE merger proposal

4Q – September 2015 through November 2015 (-24.59% total return by the Fund): Crude prices continue their slide as major producers dig in their heels and inventories build. Technical factors accelerate into September with tax loss harvest season beginning shortly thereafter. The Fed gets closer to its eventual rate hike decision. High yield energy credit markets come under pressure and access to sufficient capital becomes a key focal point for midstream and MLP investors.

●	Crude oil prices: decrease ~15%

●	Constituent earnings: ~88% of the Fund’s core constituents meet or beat Wall Street consensus earnings expectations for the third quarter of 2015

●	Distributions and cash flow: Underlying core constituent distributions and DCF per unit grow by approximately 3% and 5%, respectively, quarter over quarter

2015 Annual Report	7

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

●	Notable events:

o	9/28/15: WMB announces its agreement to merge with ETE under economic terms largely unchanged from the initial rejected offer

o	9/28-9/29/15: A poor reception to the WMB/ETE announcement is compounded by technical factors that drive the AMZ down (-11.2%) over two trading days

o	11/3/15: TRGP announces an agreement to purchase subsidiary NGLS, another Kinder-style roll-up

o	11/6/15: The Obama administration denies the border-crossing permit for the Keystone XL pipeline project

●

With technical factors greatly affecting valuations, investing in midstream names with key asset footprints, distribution security, and dislocated valuations became a focus. In addition, we favored certain LPs over their general partner (“GP”) parents as LP distribution rates soared while pressured growth forecasts challenged GP total return propositions. As a result, outperformers were adjusted. M&A arbitrage continued to drive decision-making within M&A / midstream families (e.g., WMB and WPZ):

o	Disjointed valuations with key asset footprints and/or growth security: added NS; increased ENLK, MWE, NGLS, OKS

o	M&A arbitrage: increased WPZ after removing WMB a few months prior; decreased MPLX and increased MWE ahead of merger closing

o	Outperformance adjustments: removed WLKP; decreased EQM, MMP, PSXP, SEP, SHLX, SXL, WES

o	General partners: removed TRGP and SEMG; decreased PAGP and WGP

OPPORTUNISTIC TRANSACTIONS AND PRIVATE INVESTMENTS

After generating relative outperformance to the Fund’s core holdings throughout the first half of the year, the Fund’s opportunistic activity slowed down during the third and fourth quarters. In addition to a weak new issue market (e.g., follow-on and initial public offerings), the indiscriminate selling seen throughout the second half of the year caused the valuation levels of the Fund’s core holdings to be as attractive (if not more attractive) than those of most non-core opportunistic investment opportunities, which tend to be higher risk. Further, given the volatility and associated asset value impairment, Fund leverage was managed and monitored in a way that limited the amount of cash flow available to invest opportunistically. Volatility also negatively impacted the Fund’s option writing strategy. After generating healthy income and a positive total return throughout the first half of the year, the Fund was put stock that had fallen below our internal downside price targets during the third quarter market selloff. Persistent market volatility also limited our willingness to take on added risk through option writing during the fourth quarter.

Despite the substantial volatility throughout the year, we were able to execute on a number of short-term opportunistic trades that positively contributed to total return for the Fund when trading ranges and valuation levels were more predictable. For example, our opportunistic participation in the IPO of EQT GP Holdings, LP (NYSE: EQGP), the general partner of core constituent EQM, was the single-best trade made by the Fund during fiscal year 2015.

Moreover, the Fund was able to execute four private investments during the year. In May, the Fund participated in a private placement (“PIPE”) of unregistered units of SHLX to support SHLX’s drop-down acquisition of additional interests in Zydeco Pipeline and Colonial Pipeline. In September, the Fund participated in a PIPE of unregistered units of Antero Midstream Partners LP (NYSE: AM) to support AM’s drop-down acquisition of a water gathering business. The third and final PIPE that the Fund participated in was with Rice Midstream Partners LP (NYSE: RMP) in November. The unregistered units that the Fund acquired helped to finance the acquisition of a water services business from RMP’s upstream parent company, Rice Energy Inc. (NYSE: RICE). All three PIPEs were initially well-received by the market and the Fund’s invitations to participate in the transactions are a testament to the operating and banking relationships fostered by Center Coast management’s decades-long experience in the midstream space.

2015 Annual Report	8

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

Finally, we are excited to provide an update on the Fund’s first private investment, a first quarter commitment of up to $40.0mm made to a joint venture with a leading midstream company and a financial sponsor to build out midstream infrastructure in support of a top-tier producer’s development of a natural gas-focused resource play in North America. We are pleased to report that: (i) the build-out is progressing ahead of schedule; (ii) we received our first two quarterly distributions from the investment before the end of the calendar year; and (iii) we believe that the long-term investment thesis of the joint venture is on track.

Looking ahead, we believe that this period of market dislocation will present the Fund with compelling opportunistic and private investment opportunities, particularly as creative financing structures become more commonplace. That being said, we will not let short-term market activity impact our investment discipline or long-term thesis—to invest at attractive valuation levels in stable, fee-based cash flows generated from critical infrastructure owned and operated by high-quality, capable management teams.

2015 Fund Core Contribution Analysis5

Contribution
Top 5		Bottom 5
1 Williams Companies, Inc., WMB	0.26%	1 Targa Resources Partners LP, NGLS	(3.31%)
2 Tallgrass Energy Partners LP, TEP	0.13%	2 Plains All American Pipeline, L.P., PAA	(2.71%)
3 TransCanada Coproration, TRP	0.00%	3 Kinder Morgan Inc Class P, KMI	(2.13%)
4 Dominion Midstream Partners LP, DM	(0.03%)	4 Williams Partners, L.P., WPZ	(2.08%)
5 Sunoco LP, SUN	(0.04%)	5 Sunoco Logistics Partners L.P., SXL	(1.76%)

The Fund’s top 5 core contributors for the fiscal year 2015 fall in two different categories: (i) positions we exited in Q1 or Q2 and (ii) high-quality, sponsored drop-down growth names.

The first of these categories includes WMB, TEP, TRP, and SUN. We exited each of these positions over the summer for various reasons. With WMB, we exited the position in the days following its initial rejection of an acquisition offer made by ETE. Upon announcement of the offer and its rejection, WMB nonetheless traded to full deal value, and we effectively “sold at the top.” In TEP’s case, we exited shortly after the initial public offering (“IPO”) of its general partner, Tallgrass Energy GP, due to concerns about a rotation trade and relative valuation. TRP was a short-term valuation trade that we entered and exited within the span of a few months. And we exited SUN due to unexpected earnings results that produced higher-than-anticipated quarterly cash flow volatility. These four positions registered as “top contributors” largely because we exited them early in the year, and thus, they did not produce a negative contribution in the second half of the year when technical factors and further commodity price deterioration accelerated selling across the MLP space.

DM belongs in the second category. DM went public towards the end of 2014 and maintains strong sponsor support, a robust inventory of drop-down assets that can fuel distribution growth for years to come, and minimal direct commodity price or volumetric exposure. We added DM following the OPEC decision due to the defensive nature of its assets and the high degree of support and growth certainty provided by its strong parent sponsor.

The bottom 5 contributors are all large-cap diversified MLPs with large capital expenditure (“capex”) programs that were either equal-weight or over-weight positions throughout 2015. In a year where most MLPs experienced negative performance, weight within the Fund was one of the primary determinants of Fund contribution. Furthermore, although their cash flows have been fairly defensive and stable, as we would expect from diversified midstream companies, these large-cap MLPs suffered throughout the year when selling would accelerate as they were used for liquidity by open-end

[5]	Fund Contribution is the return of a security multiplied by the security’s average weight in the portfolio or benchmark over a specific time period (fiscal year 2015, in this case).

2015 Annual Report	9

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

funds, Exchange Traded Funds (ETFs), and closed-end funds. In addition, the financing burden associated with robust capex backlogs pressured both equity and debt valuations, further contributing to poor performance (particularly in the fourth quarter).

2016 OUTLOOK

2015 was a particularly difficult year for performance, and the first two weeks of December were no different after KMI cut its dividend by 75%. KMI’s dividend cut was not driven by poor cash flow performance and was not necessary, in our view. It was a management choice in the face of depressed equity values, a significant financing burden, and rating agency pressure following a small acquisition of a distressed pipeline asset. It was further enabled by KMI’s 2014 consolidation to a c-corp, which removed traditional parent support levers and significantly changed Kinder Morgan’s investor base mix. We believe the confluence of these factors was unique to KMI and, as such, do not think that the KMI dividend cut is the beginning of a trend across the entire midstream MLP sector.

Despite the 2015 performance and despite the shaky start to the new fiscal year, we believe there is plenty of good news that provides us comfort as we look ahead to the rest of 2016. First, and most importantly, the majority of the underlying core constituents performed well operationally in 2015. The “toll road,” fee-based business model performed as projected. As mentioned above, the DCF per unit of the Fund’s core constituents, on average, grew by over 15% year over year, even after the severe commodity price declines. Similarly, the Fund’s core constituents grew their distributions 14% year over year and 3% in this most recent quarter. Core constituents’ reported earnings also came in nicely, with the majority of announcements meeting or beating Wall Street consensus expectations: 79%, 76%, 78%, and 88% in the four sequential reporting periods since our report to shareholders last year.

Moreover, as we’ve highlighted multiple times this year, there are tangible characteristics of the Fund’s core constituents that strengthen our confidence in the stability of the underlying cash flows and distributions. Simply put, the Fund’s core holdings do not entirely rely on crude oil prices or new crude oil production to pay their distributions or grow their underlying cash flows. The cash flow performance of the Fund’s core constituents throughout 2015 demonstrates this very point. Meanwhile, downstream demand for cheap natural gas and Natural Gas Liquids (NGLs) continues to drive midstream infrastructure needs both domestically and abroad. Below are some stats we often point out regarding the composition of our portfolio:

●	The core holdings are comprised of 100% midstream-oriented businesses

●

The current cash flow of the core holdings is diversified across commodity streams—approximately 25% natural gas transmission, 25% natural gas gathering and processing, 15% refined products transportation and storage, 10% natural gas liquids, and 25% crude oil transportation and storage

●	Approximately 85% of the cash flow is fee-based with minimal direct commodity price exposure

●	Capital expenditures and associated cash flow growth are balanced across commodity streams with the largest component (close to 50%) coming from natural gas transmission projects

●	Approximately 40-50% of the identified growth is expected to come from “drop-down” transactions from highly incentivized sponsors

●	Over 80% of the core holdings are classified as investment grade or are affiliates of investment grade companies

Finally, the unpleasant 2015 volatility presents a compelling 2016 opportunity from a valuation perspective. As we have previously stated, valuations have decoupled from fundamentals to an extent that prices in a bearish scenario that we do not believe will materialize over the long term. As of November 30, 2015, and at the time of writing this letter, MLPs look cheap from a historical perspective across several valuation metrics. The median price/DCF multiple of the asset class was 8.5x at fiscal year-end, a level last seen during the financial crisis of 2008 and 2009. The spreads between the distribution rate of MLPs (represented by the AMZ) versus the yields of fixed income-oriented investments were also near all-time highs. For example, the AMZ yield as of 11/30/15 was 8.5%, a 6.1% spread to the 10-year Treasury yield compared to a 10-

2015 Annual Report	10

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

year average spread of 3.1%. Finally, the Fund’s underlying distribution rate of 8.6% as of November 30, 2015 is in excess of what we would historically expect to see even in a “no-growth” scenario. We do not believe we are in a “no-growth” scenario, and we are internally forecasting distribution growth from the Fund’s constituents over the next three years.

CONCLUSION

Benjamin Graham famously noted that, “in the short run, the market is a voting machine but in the long run, it is a weighing machine.” There is little doubt that investors voted “no” on MLPs in 2015. But, we believe, investors indiscriminately sold the good with the bad as the unit prices of the high-quality MLPs central to Center Coast’s investment thesis suffered despite their underlying cash flow performance. So as we look into 2016, we will continue to do what we’ve done for years now—invest in high-quality assets that: (i) are critical to long-term U.S. oil and gas infrastructure needs; (ii) historically have generated stable, durable, and growing cash flows across various commodity cycles, and; (iii) are run by high-quality management teams. In the long run, we continue to expect the “weight” of these cash flows to overcome the short-term “vote” that characterized much of 2015.

We appreciate your investment with us.

Best Regards,

Dan C. Tutcher	Robert T. Chisholm
Principal & Portfolio Manager	Principal & Portfolio Manager

Jeff A. Jorgensen
Director of Research

[i]	Total return is based on the combination of capital gain and return of capital distributions, if any. Total returns are net of fees and expenses.

ii

Distributions may be paid from sources of income other than ordinary income, such as short-term capital gains, long-term capital gains, or return of capital. The Fund expects to distribute cash in excess of its earnings and profits to Common Shareholders which may be treated as a return of capital to the extent of the Common Shareholders’ bases in Common Shares, although no assurance can be given in this regard. Return of capital distributions to Common Shareholders are generally tax deferred but will result in a reduction in basis in their Common Shares, which may increase the capital gain, or reduce capital loss, realized upon sale of such Common Shares.

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Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

iii	Index of Company References

Columbia Pipeline Partners LP (NYSE: CPPL)

Crestwood Midstream Partners LP (NYSE: CMLP)

Dominion Midstream Partners, LP (NYSE: DM); also referred to as “Dominion Midstream”

Energy Transfer Equity, L.P. (NYSE: ETE)

EnLink Midstream Partners, LP (NYSE: ENLK)

Enterprise Products Partners (NYSE: EPD)

EQT GP Holdings, LP (NYSE: EQGP)

EQT Midstream Partners, LP (NYSE: EQM)

Kinder Morgan, Inc. (NYSE: KMI); also referred to as “Kinder” and “Kinder Morgan”

Magellan Midstream Partners, L.P. (NYSE: MMP)

MPLX LP (NYSE: MPLX)

MarkWest Energy Partners, L.P. (NYSE: MWE); also referred to as “MarkWest”

Martin Midstream Partners L.P. (NYSE: MMLP)

NuStar Energy L.P. (NYSE: NS)

ONEOK Partners, L.P. (NYSE: OKS)

Phillips 66 Partners LP (NYSE: PSXP); “Phillips 66 Partners”

Plains All American, L.P. (NYSE: PAA); also referred to “Plains All American” and as a member of the “Plains” family

Plains GP Holdings, L.P. (NYSE: PAGP); also referred to as a member of the “Plains” family

SemGroup Corporation (NYSE: SEMG)

Shell Midstream Partners, L.P. (NYSE: SHLX); also referred to as “Shell” or “Shell Midstream”

Spectra Energy Partners, LP (NYSE: SEP)

Summit Midstream Partners, LP (NYSE: SMLP)

Sunoco LP (NYSE: SUN)

Sunoco Logistics Partners L.P. (NYSE: SXL)

Tallgrass Energy Partners, LP (NYSE: TEP)

Tallgrass Energy GP, LP (NYSE: TEGP)

Targa Resources Corp. (NYSE: TRGP)

Targa Resources Partners LP (NYSE: NGLS)

Tesoro Logistics LP (NYSE: TLLP)

TransCanada Corporation (NYSE: TRP)

Western Gas Partners, LP (NYSE: WES)

2015 Annual Report	12

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

Western Gas Equity Partners, LP (NYSE: WGP)

Westlake Chemical Partners LP (NYSE: WLKP)

Williams Partners L.P. (NYSE: WPZ); also referred to as a member of the “Williams” family

The Williams Companies, Inc. (NYSE: WMB); also referred to as a member of the “Williams” family

CEN Quarter Report Notes & Disclosure

This letter does not constitute an offer of any securities or investment advisory services, or a recommendation with respect to any of the securities discussed herein.

The investment ideas summarized above represent Center Coast Capital’s current views and are subject to change depending on events with respect to particular companies and conditions and trends in the securities markets and the economy in general. The foregoing discussion includes and is based upon numerous assumptions and opinions of Center Coast concerning particular MLPs, companies, financial markets and other matters, the accuracy of which cannot be assured. There can be no assurance that the Fund’s investment strategy will achieve a profitable result.

Performance data reflects fees and expenses of the Fund, but does not reflect sales charges or fees that may be incurred. All performance data is unaudited and assumes reinvestment of all distributions. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period. Before making an investment in the Fund, you should consider the investment objective, risks, charges and expenses of the fund which, together with and other important information are included in the fund’s most recent prospectus and other filings with the SEC. There can be no assurance that the Fund’s investment objectives will be attained. Shares of closed-end funds frequently trade at a market price that is below their net asset value. The Fund uses leverage with creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and the market price of common shares.

Distribution rate is calculated as distribution per share annualized and divided by the current share price. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital.

Comparison to any market or MLP Index is for illustrative purposes only, and the volatility of these may be materially different from the volatility of the Fund due to a variety of factors.

The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. The value of commodity-linked investments such as the MLPs and energy infrastructure companies (including Midstream MLPs and energy infrastructure companies) in which the Fund invests are subject to risks specific to the industry they serve, such as fluctuations in commodity prices, reduced volumes of available natural gas or other energy commodities, slowdowns in new construction and acquisitions, a sustained reduced demand for crude oil, natural gas and refined petroleum products, depletion of the natural gas reserves or other commodities, changes in the macroeconomic or regulatory environment, environmental hazards, rising interest rates and threats of attack by terrorists on energy assets, each of which could affect the Fund’s profitability.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership. If an MLP were to be obligated to pay federal income tax on its income at the corporate tax rate, the amount of cash available for distribution would be reduced and such distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends received (as dividend income, return of capital, or capital gain).

In addition, investing in MLPs involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. Such companies may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling.

The information contained herein has been prepared by Center Coast Capital Advisors, LP and is current as of the date hereof. Such information is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN THE FUND COULD SUFFER LOSS.

2015 Annual Report	13

Center Coast MLP & Infrastructure Fund

Summary of Investments

As of November 30, 2015 (unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stock
Diversified C Corp	8.1%
Large Cap Liquids Transportation & Storage	0.9%
Total Common Stock	9.0%
Master Limited Partnership Shares
Diversified	44.6%
Large Cap Liquids Transportation & Storage	25.3%
Gas Gatherers & Processors	22.4%
Gas Transportation & Storage	16.1%
Small Cap Liquids Transportation & Storage	3.5%
Specialty Chemicals, Transportation & Storage	2.6%
Total Master Limited Partnership Shares	114.5%
Unregistered/Restricted Securities	10.8%
Short-Term Investments	0.0%
Total Investments	134.3%
Liabilities in Excess of Other Assets	(34.3%)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements

2015 Annual Report	14

Center Coast MLP & Infrastructure Fund

Schedule of Investments

November 30, 2015

Number of Shares		Value
	COMMON STOCK — 9.0%
	Diversified C Corp — 8.1%
744,401	Kinder Morgan, Inc. [1]	$17,545,532
		17,545,532
	Large Cap Liquids Transportation & Storage — 0.9%
149,636	Plains GP Holdings LP - Class A [1]	1,834,537
		1,834,537
	Total Common Stock
	(Cost $33,522,583)	19,380,069

	MASTER LIMITED PARTNERSHIP SHARES — 114.5%
	Diversified — 44.6%
794,443	Enterprise Products Partners LP [1]	20,170,908
657,513	ONEOK Partners LP [1]	19,876,618
846,056	Targa Resources Partners LP [1]	19,323,919
353,640	Tesoro Logistics LP [1]	17,664,318
703,426	Williams Partners LP [1]	19,287,941
		96,323,704
	Gas Gatherers & Processors — 22.4%
1,080,520	EnLink Midstream Partners LP [1]	16,121,358
334,110	MarkWest Energy Partners LP [1]	16,037,280
72,386	Western Gas Equity Partners LP [1]	3,019,944
274,296	Western Gas Partners LP [1]	13,171,694
		48,350,276
	Gas Transportation & Storage — 16.1%
219,048	Columbia Pipeline Partners LP [1]	3,294,482
62,952	Dominion Midstream Partners LP [1]	1,988,654
40,356	EQT Midstream Partners LP [1]	2,730,083
251,251	Spectra Energy Partners LP [1]	10,645,505
324,989	TC Pipelines LP [1]	16,073,956
		34,732,680
	Large Cap Liquids Transportation & Storage — 25.3%
215,869	Buckeye Partners LP [1]	14,612,173
109,107	Magellan Midstream Partners LP [1]	6,822,461
137,579	NuStar Energy LP [1]	5,505,912
595,543	Plains All American Pipeline LP [1]	14,757,555
469,951	Sunoco Logistics Partners LP [1]	13,097,534
		54,795,635
	Specialty Chemicals, Transportation & Storage — 2.6%
222,755	Martin Midstream Partners LP [1]	5,613,426
		5,613,426

The accompanying notes are an integral part of these financial statements

2015 Annual Report	15

Center Coast MLP & Infrastructure Fund

Schedule of Investments - Continued

November 30, 2015

Number of Shares		Value
	MASTER LIMITED PARTNERSHIP SHARES (continued)
	Small Cap Liquids Transportation & Storage — 3.5%
24,883	MPLX LP [1]	$1,068,476
50,000	Phillips 66 Partners LP [1]	2,900,000
102,527	Shell Midstream Partners LP [1]	3,575,117
		7,543,593
	Total Master Limited Partnership Shares
	(Cost $321,173,934)	$247,359,314

	UNREGISTERED/RESTRICTED SECURITIES — 10.8%
20,795,387	KKR Eagle Co-Invest LP [2,3]	20,795,387
191,571	Rice Midstream Partners LP 144A [2,3]	2,511,496
		23,306,883
	Total Unregistered/Restricted Securities
	(Cost $23,295,389)	$23,306,883

Principal Amount		Value
	Short-Term Investments — 0.0% *
$78,438	UMB Money Market Fiduciary, 0.01% [4]	$78,438
	Total Short-Term Investments
	(Cost $78,438)	78,438

	Total Investments ** - 134.3%
	(Cost $378,070,344)	290,124,704
	Liabilities in Excess of Other Assets - (34.3)%	(74,162,244)
	Total Net Assets — 100%	$215,962,460

LP - Limited Partnership

144A Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers. The Board of Trustees of the Fund considers the security to be liquid.

[1]

All or a portion of the security has been pledged as collateral with the Fund’s line of credit agreement. As of November 30, 2015, the total value of securities pledged as collateral for the line of credit agreement was $220,912,850.

[2]	Non-income producing security.

[3]	Indicates a fair valued security. Total value for fair valued securities is $23,306,883, representing 10.8% of fund net assets.

[4]	The rate quoted is the annualized seven-day yield of the Fund at the period end.

*	Rounds to less than 0.05%.

**	All investments domiciled in the United States.

The accompanying notes are an integral part of these financial statements

2015 Annual Report	16

Center Coast MLP & Infrastructure Fund

Statement of Assets and Liabilities

November 30, 2015

Assets:
Investments, at fair value (cost $378,070,344)	$290,124,704
Receivables:
Deposits with brokers	15,248
Investment securities sold	754,616
Federal and State taxes receivable	4,898,505
Dividends and interest	81,606
Prepaid assets	139,893
Total Assets	296,014,572

Liabilities:
Payables:
Advisory fees	260,391
Interest expense	13,693
Line of credit	79,600,000
Accrued other expenses	178,028
Total Liabilities	80,052,112

Net Assets	$215,962,460

Components of Net Assets:
Paid-in capital	$328,930,780
Undistributed net investment loss, less dividends	(26,995,602)
Net realized gain (loss) on investments and written option contracts, net of deferred taxes	181,657
Net unrealized appreciation (depreciation), net of deferred taxes	(86,154,375)
Net Assets	$215,962,460

Net Asset Value Per Shares ($0.01 Par Value, Unlimited Shares Authorized)
($215,962,460 / 19,762,523 shares outstanding; unlimited number of shares authorized)	$10.93

Market Price Per Share	$11.09

Market Price (Premium) to Net Asset Value Per Share	1.46%

The accompanying notes are an integral part of these financial statements

2015 Annual Report	17

Center Coast MLP & Infrastructure Fund

Statement of Operations

For the Year Ended November 30, 2015

Investment Income:
Distributions from master limited partnerships	$20,224,646
Dividend income from common stock (net of $8,805 foreign withholding taxes)	2,620,449
Total distributions and dividends	22,845,095
Less return of capital on distributions	(20,224,646)
Distributions from common stock in excess of cost basis	(534,986)
Net dividends and distributions	2,085,463
Interest	510
Total investment income	2,085,973

Expenses:
Investment advisory fee	4,180,190
Interest expense	1,551,611
Professional fees	519,358
Shareholder servicing fees	291,666
Administrative fees	178,000
Directors' fees	176,250
Shareholder Reporting expense	111,781
Custody fees	34,435
Insurance expense	22,281
Transfer agent fees	20,949
Other expenses	306,231
Total expenses	7,392,752

Net Investment loss	(5,306,779)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(20,673,314)
Written options contracts	372,186
Tax benefit	4,898,505
Net realized gain (loss), net of taxes	(15,402,623)

Net change in unrealized appreciation (depreciation) on:
Investments	(129,010,414)
Written options contracts	49,279
Tax benefit	16,966,997
Net change in unrealized appreciation (depreciation)	(111,994,138)
Net Realized and Unrealized Gain (Loss) on Investments	(127,396,761)

Net Decrease in Net Assets from Operations	$(132,703,540)

The accompanying notes are an integral part of these financial statements

2015 Annual Report	18

Center CoaSt MLP & Infrastructure Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(5,306,779)	$(3,537,970)
Net realized gain (loss) on investments, net of deferred taxes	(15,402,623)	15,022,688
Net unrealized appreciation (depreciation) on investments and written options contracts, net of deferred taxes	(111,994,138)	20,495,987
Net increase (decrease) in net assets resulting from operations	(132,703,540)	31,980,705

Dividends and Distributions
Dividends	—	(16,956,761)
Distributions - return of capital	(22,029,508)	(2,489,066)
Dividends reinvested	—	(538,470)
Distributions reinvested - return of capital	(615,875)	(79,042)
Dividends and Distributions	(22,645,383)	(20,063,339)

Capital Share Transactions:
Distributions reinvested - Shares purchased at Net Asset Value	184,343	—
Shares sold, net of offering costs	73,200,360	—
Capital Share Transactions	73,384,703	—

Total increase (decrease) in net assets	(81,964,220)	11,917,366

Net Assets:
Beginning of year	297,926,680	286,009,314
End of year	$215,962,460	$297,926,680

Undistributed net investment loss, net of deferred taxes	$(26,244,899)	$(21,688,823)

Capital Share Transactions:
Shares sold	4,938,969	—
Shares reinvested	44,221	32,809
Shares reinvested on the open market	(44,221)	(32,809)
Shares reinvested at Net Asset Value	12,290	—
Net increase	4,951,259	—

The accompanying notes are an integral part of these financial statements

2015 Annual Report	19

Center Coast MLP & Infrastructure Fund

Statement of Cash Flows

For the Year Ended November 30, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net Decrease in Net Assets from Operations	$(132,703,540)
Adjustments to reconcile Net Increase in Net Assets from Operations to net cash used in operating activities:
Return of capital on distributions from master limited partnerships	20,224,646
Distributions from common stock in excess of cost basis	534,986
Net realized loss from investments and written options contracts	20,301,128
Net unrealized depreciation on investments and written options contracts	128,961,135
Purchases of long-term investments	(384,734,821)
Net purchases and sales of short-term investments	12,933,744
Proceeds from sales of long-term investments	368,065,931
Increase in deposits with brokers	(15,248)
Decrease in receivable for investments sold	27,927,259
Increase in deferred tax asset	(4,898,505)
Increase in dividends and interest receivable	(75,570)
Increase in prepaid assets	(130,719)
Decrease in advisory fees	(124,365)
Decrease in due to custodian	(120,691)
Decrease in payable for investments purchased	(35,598,268)
Decrease in current tax liability	(5,004,845)
Decrease in deferred tax liability	(16,860,657)
Decrease in interest expense payable	(8,149)
Decrease in accrued other expenses	(12,771)
Net Cash Used in Operating Activities	(1,339,320)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of shares, net of offering costs	73,200,360
Distributions to shareholders, net of reinvestment at net asset value	(22,461,040)
Proceeds from line of credit	88,200,000
Repayment of line of credit	(137,600,000)
Net Cash Provided by Financing Activities	1,339,320

Net change in cash	—

Cash at beginning of year	—
Cash at end of year	—

Supplemental Disclosure of Cash Flow Information:

During the year ended November 30, 2015, net interest paid was $1,559,760.

Supplemental Disclosure of Non Cash Activity:

Non-cash financing activities not included consist of reinvestments or dividends and distibutions of $615,875.

Supplemental Disclosure of Tax Activity:

During the year ended November 30, 2015, total taxes paid was $4,898,505.

The accompanying notes are an integral part of these financial statements

2015 Annual Report	20

Center Coast MLP & Infrastructure Fund

Financial Highlights

Per share operating performance. For a capital share outstanding throughout the period.

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Period September 26, 2013* through November 30, 2013
Net asset value, beginning of year	$20.11	$19.31	$19.06 [1]
Income (Loss) from Investment Operations
Net investment loss[2]	(0.30)	(0.24)	(0.04)
Return of capital[2]	1.17	0.81	0.24
Net realized and unrealized gain (loss) on investments[2,3]	(8.80)	1.58	0.15
Total from investment operations	(7.93)	2.15	0.35

Dividends and Distributions
Dividends	—	(1.18)	—
Distributions - return of capital	(1.25)	(0.17)	(0.10)
Total dividends and distributions	(1.25)	(1.35)	(0.10)

Net asset value, end of year	$10.93	$20.11	$19.31
Market value, end of year	$11.09	$19.49	$18.46

Total net asset value return[4]	(40.75)%[10]	11.94%	1.88%[5]
Total market value return[4]	(37.97)%[10]	13.49%	(7.18)%[5]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$215,962	$297,927	$286,009
Ratio of expenses (benefit) to average net assets	(4.96)%[7]	8.55%[7]	8.25%[6,7]
Ratio of expenses to average net assets (excluding deferred tax benefit)	2.53%	2.26%	2.08%[6]
Ratio of expenses to average net assets (excluding deferred tax benefit and interest expense)	2.00%	1.85%	1.84%[6]
Ratio of net investment loss to average net assets	(1.82)%[7]	(1.18)%[7]	(1.31)%[6,7]
Ratio of expenses (benefit) to average managed assets	(3.46)%[8]	6.08%[8]	6.34%[6,8]
Portfolio turnover rate	91%	105%	18%[5]
Total borrowings outstanding (in thousands)	$79,600	$129,000	$100,500
Asset coverage per $1,000 for line of credit[9]	$3,713	$3,310	$3,846

*	Commencement of operations.

[1]	Initial public offering price of $20.00 per share less underwriting discounts of $0.90 per share and offering costs of $0.04 per share.

[2]	Based on average shares outstanding during the period.

[3]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

[4]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[5]	Not annualized.

[6]	Annualized.

[7]

Includes the deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

[8]

Average managed assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

[9]

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the Line of Credit is considered a senior security representing indebtedness.

[10]

Includes dilution (net of offering costs) of approximately $1.11 to NAV per share resulting from the Fund’s transferrable rights offering, which expired on April 17, 2015. In connection with such offering, the Fund issued 4,938,969 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

The accompanying notes are an integral part of these financial statements

2015 Annual Report	21

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2015

Note 1 – Organization

Center Coast MLP & Infrastructure Fund (the ‘‘Fund’’) is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a statutory trust on May 3, 2013, pursuant to a Certificate of Trust, and is governed by the laws of the state of Delaware. The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies.

The Fund commenced operations on September 26, 2013 and is managed by Center Coast Capital Advisors, LP (the “Advisor”), an investment adviser registered under the Investment Advisers Act of 1940. The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.

Note 2 – Accounting Policies

The Fund is an investment company. Accordingly, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost. The Fund values exchange-traded options at the mean of best bid and ask prices as of the close of such exchange.

The Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fair Value Pricing Committee, pursuant to procedures adopted by the Board. The actions of the Fair Value Pricing Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Fair Value Pricing Committee meets as needed. The Fair Value Pricing Committee is comprised of Fund officers and a designee of the Fund’s administrator.

The Fair Value Pricing Committee assumes a reasonable period of time for liquidation of the investments and takes into consideration the financial condition and operating results the portfolio investment, the amounts willing buyers in orderly transactions between market participants can reasonably expect to realize upon the sale of the investments, general industry and market conditions, and any other factors deemed relevant by the Fair Value Pricing Committee. Due to the inherent uncertainty of valuations, the fair values may differ significantly from the values that would have been used had an active market for the securities existed, and the differences could be material.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Brokerage

2015 Annual Report	22

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2015 (continued)

commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total return at net asset value. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statements of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights.

(c) Return of Capital Estimates

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2015, the Fund estimates that 100% of the ordinary MLP distributions received will be treated as return of capital.

(d) Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may buy or write (sell) options to hedge against changes in the value of equities. Further, the Fund may seek to generate additional income, in the form of premiums received, from writing (selling) options on securities held in portfolio and may also opportunistically buy or write (sell) call or put options (“options”) on energy infrastructure securities not held by the Fund.

When the Fund writes an option, an amount equal to the premium received by the Fund is included in “Written option contracts, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend/distribution rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes. Options the Fund buys or writes will either be exercised, expire or be cancelled pursuant to a closing transaction.

If the price of the underlying security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. The Fund realizes a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write call or put options with the purpose of generating realized gains, increasing or reducing its ownership of certain securities. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s potential for future profits on the underlying investment. If the Fund writes a call on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. If the Fund writes a put on a security, the Fund has the obligation upon exercise of the option to purchase the underlying security at the exercise price. Generally, the Fund seeks to write call options on securities that the Fund holds in its portfolio (i.e., covered calls) although it has the flexibility and has written “naked” call options. When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or

2015 Annual Report	23

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2015 (continued)

loss. If a written put option is exercised, the Fund has the obligation to buy the underlying security at the exercise price and the premium received is deducted from the price of the underlying securities purchased in determining whether the Fund has realized a gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option, which may potentially be unlimited. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

Transactions in written options contracts for the year ended November 30, 2015 were as follows:

	Number of Contracts	Premiums Received
Call Options Outstanding at December 1, 2014	—	$—
Call Options written	7,166	396,912
Call Options closed	(3,407)	(183,925)
Call Options expired	(3,759)	(212,987)
Call Options exercised	—	—
Call Options Outstanding at November 30, 2015	—	$—

	Number of Contracts	Premiums Received
Put Options Outstanding at December 1, 2014	800	$26,721
Put Options written	10,625	816,306
Put Options closed	(10,221)	(733,396)
Put Options expired	(1,204)	(109,631)
Put Options exercised	—	—
Put Options Outstanding at November 30, 2015	—	$—

(e) Distributions to Shareholders

Distributions, if any, are declared and paid monthly. Distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Advisor entered into an Investment Advisory Agreement (the “Agreement”) with the Fund. For services rendered by the Advisor on behalf of the Fund under the Agreement, the Fund pays the Advisor a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any form of borrowings, used for leverage, outstanding, minus liabilities, other than liabilities related to any borrowings outstanding.

2015 Annual Report	24

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2015 (continued)

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, tax preparer and administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. American Stock Transfer & Trust Company, LLC serves as the Fund’s transfer agent.

HRC Portfolio Solutions serves as the shareholder servicing agent which the Fund pays a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced for providing administrative and support services to their customers. For the year ended November 30, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Certain trustees and officers of the Fund are employees of the Advisor. The Fund does not compensate trustees and officers affiliated with the Advisor. For year ended November 30, 2015, the Fund’s fees incurred to Directors who are not affiliated with the Advisor are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code; therefore, it will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated 2.0% for state and local tax.

The Fund’s income tax provision consists of the following as of November 30, 2015:

Current tax expense (benefit)
Federal	$(4,633,440)
State	(265,065)
Total current tax expense	$(4,898,505)

Deferred tax expense (benefit)
Federal	$(14,101,259)
State	(2,865,738)
Total deferred tax expense	$(16,966,997)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$(54,099,165)	35.00%
State income taxes net of federal benefit	(3,091,380)	2.00%
Effect of permanent & temporary differences	(729,314)	0.47%
Change in valuation allowance	36,054,357	(23.33%)
Total income tax expense (benefit)	$(21,865,502)	14.14%

2015 Annual Report	25

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2015 (continued)

The Fund intends to invest most of its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. The Fund has recorded a valuation allowance of $36,054,357 of the net deferred tax asset at November 30, 2015 as the Fund believes it is more-likely-than-not the asset will not be realized within the relevant carryforward periods. The Fund may be required to modify the estimates or assumptions it uses regarding the deferred tax asset or liability as new information becomes available. Since the Fund is subject to taxation of its taxable income, the NAV of the Fund’s shares is reduced by the accrual of any deferred tax liabilities. Because of the impact of deferred taxes, the Fund’s performance could differ from its underlying index. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2015 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$13,206,934
Adjustment for current tax benefit from taxes receivable	(4,898,505)
Net unrealized losses on investment securities (tax basis)	27,745,928
Capital loss carryforward (tax basis)	—
Total deferred tax asset	36,054,357
Valuation allowance	(36,054,357)
Total net deferred tax asset/(liability)	$—

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant changes in the fair value of its investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change in the Fund’s valuation allowance, which could have a material impact on the Fund’s net asset value and results of operations.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as other expenses on their Statements of Operations.

The fund incurred a penalty related to the prior year federal return in the amount of $83,116. This penalty was incurred due to the fund not making quarterly estimated tax payments of its tax due.

All information required to estimate whether any tax is due may not be readily available at the time quarterly payments are due to the IRS. Therefore, the estimates used to calculate any tax due may in fact be substantially different from the final calculation of tax liability that is made when preparing the fund’s tax return.

2015 Annual Report	26

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2015 (continued)

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year.

At November 30, 2015, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date:
11/30/2035	$35,694,416
Total	$35,694,416

Although the fund has a valuation allowance as of November 30, 2015 which reduced the value of its deferred tax asset components, the fund does intend to utilize the full value of its net operating loss carryforwards by offsetting future income or gains generated (if any) against 100% of this carryforward amount, subject to certain IRS limitations and the 20 year carryforward period.

At November 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$331,759,619
Gross unrealized appreciation	$18,073,993
Gross unrealized depreciation	(59,708,908)
Net unrealized appreciation (depreciation) on investments	$(41,634,915)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

Note 5 – Investment Transactions

For the year ended November 30, 2015, purchases and sales of investments, excluding short-term investments, were $384,734,821 and $368,065,931, respectively.

Note 6 – Capital Stock

The Fund is authorized to issue unlimited common shares of beneficial interest, par value of $0.01 per share. At November 30, 2015, the shares outstanding were 19,762,523.

On April 20, 2015, the Fund closed on a transferable rights offering (the “Offer”). The Offer commenced on March 20, 2015 and expired on April 17, 2015 (the “Expiration Date”). The Offer entitled rights holders to subscribe for up to an aggregate of 4,938,969 of the Fund’s common shares of beneficial interest, par value $0.01 per share (“Common Shares”). The Offer was over-subscribed and subscription price was $15.38 per Common Share determined based upon a formula equal to 90% of the average of the last reported sales price of a Common Share of the Fund on the New York Stock Exchange on the Expiration Date and each of the four (4) immediately preceding trading days. Common Shares will be issued promptly after completion and receipt of all shareholder payments and the pro-rata allocation of Common Shares in respect of the over-subscription privilege.

2015 Annual Report	27

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2015 (continued)

Gross proceeds of the Rights Offering were approximately $76 million and the Fund received net proceeds of approximately $73 million after the payment of a sales load of $2.85 million and $100,000 to UBS Securities LLC, the Dealer Manager for the Rights Offering, to cover certain expenses relating to the offering. The net asset value for each of the Fund’s common shares was reduced by $1.11 per share for the Fund as a result of the Rights Offering.

Note 7 – Borrowings

The Fund entered into a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNPP”) in which the Fund paid a monthly financing charge based on a LIBOR-based variable rate. Commencing on February 1, 2014, the Fund pays a commitment fee of 0.70% per annum on the unused portion of the maximum commitment amount. In addition, commencing on October 6, 2015, the Fund entered into an amended and restated Credit Agreement in which the credit line was decreased to $120,000,000. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the Credit Agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of portfolio securities at potentially inopportune times. As of November 30, 2015, the fair value of the outstanding Credit Agreement was estimated to be $78,853,736, and would be categorized as Level 2 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 1.28%.

As of November 30, 2015, the Fund had outstanding borrowings of $79,600,000. The Fund borrowed an average daily balance of approximately $121,099,455 at a weighted average borrowing cost of 1.28%.

The analysis below presents the sensitivity of the market value of the Fund’s financial instruments to selected changes in market rates. The range of changes chosen reflects its view of changes which are reasonably possible over a one-year period because the loan will likely be renewed yearly. For sensitivity purposes, if market rates of interest increase by 100 basis points the Fund’s interest expense would increase by approximately $796,000. If market rates of interest decrease by 100 basis points the Fund’s interest expense would decrease by approximately $796,000.

These amounts were determined solely by considering the impact of hypothetical interest rates on the Fund’s financial instruments. Due to the uncertainty of specific actions it may undertake to minimize possible effects of market interest rate increases, this analysis assumes no changes in the Fund’s financial structure.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

2015 Annual Report	28

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2015 (continued)

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards. Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation levels, as of November 30, 2015:

Assets	Level 1	Level 2	Level 3	Total
Common Stock[1]	$19,380,069	$—	$——	$19,380,069
Master Limited Partnerships[1]	247,359,314	—	—	247,359,314
Unregistered/Restricted Securities	—	2,511,496	20,795,387	23,306,883
Short-Term Investments	78,438	—	—	78,438
Total Assets	$266,817,821	$2,511,496	$20,795,387	$290,124,704

[1]

All Common Stock and Master Limited Partnerships held by the Fund are Level 1 securities. For a detailed break-out of Common Stock and Master Limited Partnerships by major industry classification, please refer to the Schedule of Investments.

Transfers are recognized at the end of the reporting period. There were no transfers during the period.

The following table summarizes the change in value associated with Level 3 securities carried at fair value for the year ended November 30, 2015:

Level 3 Securities
Unregistered/Restricted Securities
Balance, December 1, 2014	$—
Purchase	20,795,387
Balance, November 30, 2015	$20,795,387

2015 Annual Report	29

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2015 (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser’s Valuation Committee for Level 3 Fair Value Measurements for investments held as of November 30, 2015:

Type of Security	Fair Value at 11/30/2015	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Unregistered/Restricted Securities	20,795,387	Discounted Cash Flow	Discount Rate	11.00% – 15.00% (13.00%)
			Exit Multiple	9.00x – 11.00 x (10.00 x)
			Liquidity Discount	10.00% – 20.00% (15.00%)

Level 3 Unregistered/Restricted Securities valued by using the unobservable inputs included above are directly affected by a change in that factor.

The discounted cash flow analysis used to value the Fund’s private investment in KKR Eagle Co-Invest LP uses the projected cash flows of the portfolio company to estimate the enterprise value and equity value attributable to the Fund’s interest in the portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital or the expected return market participants would require of similar public securities).

As part of this valuation process, the Fund estimates operating results of the portfolio company (including EBITDA and unlevered cash flow). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. The Fund also consults with management of the portfolio company to develop these financial projections. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).

Note 10 – Disclosures about Derivative Instruments and Hedging Activities

The Fund is subject to Financial Accounting Standards Board’s (“FASB”) Disclosures about Derivative Instruments and Hedging Activities (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

For the year ended November 30, 2015, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Statement of Operations
Derivative Instrument	Derivative Instrument	Realized gain (loss) on derivatives recognized in income	Change in unrealized appreciation (depreciation) on derivatives recognized in income
Equity price risk	Purchased Options	$ (88,185)	$ —
Equity price risk	Written Options	$ 372,186	$ 49,279

The average notional value of written options contracts outstanding during the year ended November 30, 2015, which is indicative of the volume of this derivative type, was $7,174,788.

2015 Annual Report	30

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2015 (continued)

Note 11 – Other Risks

The Fund’s risks include, but are not limited to, the following:

(a) Liquidity Risk

The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

(b) Market and Credit Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

(c) Master Limited Partnership Risk

Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

(d) Non-Diversification Risk

The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

(e) Private Investment Risk

The Fund may invest in unregistered or restricted securities, including private investment in public equities (“PIPE”). Unregistered or restricted securities may not be readily marketable and are often more difficult to value. Further, the Advisor may not have timely or accurate information about the business, financial condition and results of operations which may adversely affect the Advisor’s ability to value those investments. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.

(f) Portfolio Concentration Risk

The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

2015 Annual Report	31

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2015 (continued)

(g) Leverage Risk

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the securities acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. There is no assurance that a Fund’s leveraging strategy will be successful.

(h) Tax Risks

Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating the Fund’s net asset value (“NAV”), the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV to the extent it exceeds any valuation allowance. The estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

Note 12 – Subsequent Events

Subsequent to November 30, 2015, a decline in the Fund’s net assets caused the occurrence of a facility termination event of the Fund’s Credit Agreement. The occurrence of a facility termination event provides BNPP the right to terminate the Credit Agreement, accelerate the maturity of any and all borrowings under the Credit Agreement, modify the method for calculating collateral requirements or modify the interest rate spread, fees or expenses associated with the Credit Agreement.

On January 27, 2016, the Fund and BNPP amended the Credit Agreement (the “Amendment”). The Amendment, among other things, modifies the calculation of the facility termination events related to changes in the Fund’s net assets and provides a waiver for the Fund’s failure to comply with the facility termination events prior to the amendment.

2015 Annual Report	32

Center Coast MLP & Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Center Coast MLP & Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Center Coast MLP & Infrastructure Fund (the “Fund”) at November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 26, 2013 (commencement of operations) through November 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX
January 29, 2016

2015 Annual Report	33

Center Coast MLP & Infrastructure Fund

Other Information

November 30, 2015 (unaudited)

2015 PROXY RESULTS

A Special Meeting of the Members was held on May 8, 2015 to consider the proposals described below. Each proposal was approved. The results of the voting at the Special Meeting are as follows:

Approval of the election of two nominees to the Board of Trustees of the Fund.

Managers	Votes For	Votes Against	Votes Withheld
Alfred J. Moran	7,942,997	2,421,381	96,027
Dan C. Tutcher	10,211,201	150,946	98,258

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling the Fund at 1-713-759-1400, (ii) on our website at centercoastcap.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund at 1-713-759-1400 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Income Tax Information

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

Automatic Dividend Reinvestment Plan

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by the agent under the Plan, American Stock Transfer & Trust Company, LLC (the “Plan Agent”), unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the Fund’s dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact the Plan Agent in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of

2015 Annual Report	34

Center Coast MLP & Infrastructure Fund

Other Information

November 30, 2015 (unaudited) (continued)

(i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records.

Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.

Participants that direct a sale of Common Shares through the Plan Agent are subject to a sales fee of $15.00 plus $0.10 per share sold.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, American Stock Transfer & Trust Company, LLC , Attn: Dividend Reinvestment Department, P.O. Box 922, New York, New York 10269-0560, e-mail: info@amstock, phone number: (866) 668-6549.

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on July 24, 2015 the Board of the Fund, including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the 1940 Act, reviewed and unanimously approved the renewal of the Agreement between the Trust and the Advisor for additional one-year terms. In approving renewal of the Fund Investment Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Agreement was in the best interests of the Fund and its shareholders.

Background

The Board was informed of the purpose of the Meeting and noted the role of the Board, and the Independent Trustees in particular, in considering and approving the renewal of the Agreement between the Advisor and the Trust. The Board had previously been advised by counsel from Skadden, Arps, Slate, Meagher & Flom LLP of the statutory requirements, standard of liability and disclosure requirements with respect to approval of the investment advisory agreement. The Board was informed that it was the duty of a board to request and evaluate, and of an investment advisor to furnish, such information as may reasonably be necessary to evaluate the terms of an investment advisory agreement.

2015 Annual Report	35

Center COast MLP & Infrastructure Fund

Other Information

November 30, 2015 (unaudited) (continued)

The Board noted that the following items had been distributed to the Trustees in the Meeting Materials:

1.

Memorandum from the Advisor regarding the reasonableness of the proposed investment advisory fee for the Trust and which also included the Center Coast organizational chart and information regarding the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day management of the Trust’s portfolio;

2.	A copy of the Agreement;

3.	The Adviser’s letter to the Fund’s shareholders discussing the Fund’s performance for the quarterly period ended June 30, 2015;

4.	A chart comparing the Fund’s performance and the management fees to a peer group of MLP funds;

4.	Center Coast Form ADV Part 1;

5.	Center Coast Form ADV Part 2A;

6.	Center Coast Disaster Recovery and Business Continuity Plan;

The Board discussed the contents of the memorandum from Center Coast regarding the reasonableness of the proposed investment advisory fee. The Board received information from Center Coast and were informed that a contractual advisory fee of 1.00% of Managed Assets had become the most common investment advisory fee for closed-end funds investing primarily in MLPs, noting that well over half of the funds in the peer group paid an advisory fee at that level and that only two paid an advisory fee below that amount at 0.95%, and therefore they concluded that Center Coast believed the proposed investment advisory fee was reasonable. The Board discussed the fee comparisons. The Board then reviewed and discussed the terms of the Agreement including the proposed management fees. The Trustees noted that based on the memorandum from Center Coast, the Trust’s contractual advisory fee equaled the mean and median contractual advisory fee of funds in the peer group and was tied for 2nd lowest among funds in the peer group.

The Trustees reviewed the disclosure requirements pursuant to which the Trust will disclose in its shareholder report the considerations and conclusions of the Board with respect to the approval of the continuance of the Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Trust to approve the Agreement. In reaching this conclusion for the Trust, no single factor was determinative in the Board’s conclusion, but rather the Board considered a variety of factors and concluded the following:

Prior to its consideration of the Agreement, the Board received and reviewed information provided by the Advisor, including, among other things, comparative information about the proposed fees and expenses of the Trust relative to the fees and expenses of certain other MLP closed-end funds.

Consideration of Nature, Extent and Quality of the Services

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Trust under the Agreement in light of the investment objective, policies and strategies of the Trust. The Board reviewed certain background materials supplied by the Advisor in its presentation, including the Advisor’s Form ADV.

The Board reviewed and considered the Advisor’s investment advisory personnel, its history as an asset manager, performance of other accounts managed by the Advisor and the amount of its current assets under management. The Board also reviewed the research and decision-making processes utilized by the Advisor, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Trust.

The Board considered the background and experience of the Advisor’s management in connection with the Trust, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Trust and the extent of the resources devoted to research and analysis of the Trust’s actual and potential investments. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by Center Coast to the Trust.

2015 Annual Report	36

Center Coast MLP & Infrastructure Fund

Other Information

November 30, 2015 (unaudited) (continued)

Consideration of Advisory Fees and the Cost of the Services

The Board considered the information they received comparing the Trust’s contractual annual advisory fee and anticipated overall expenses with (a) a peer group of competitor closed-end funds identified by the Advisor and (b) other products managed by the Advisor. Given the small universe of managers fitting within the criteria for the peer group, the Advisor did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board determined that the proposed contractual annual advisory fee of 1.00% was equal to the median contractual advisory fee rate of funds within the peer group. Furthermore, the proposed fee structure was competitive with fee structures applicable to other similar products managed by the Advisor. The Board concluded that the investment advisory fees to be received by the Advisor with respect to the Trust were comparable to the fees charged to other investment vehicles within the Trust’s peer group and by the Advisor to its other clients in broadly comparable investment products.

Consideration of Investment Performance

The Board considered the information they received regarding the investment performance of CEN and compared that performance to similar MLP closed-end funds along with the Alerian MLP index.

Other Considerations

The Board considered the anticipated profits, if any, to be realized by the Advisor in connection with the operation of the Trust and concluded that the profit, if any, anticipated to be realized by the Advisor in connection with the operation of the Trust is not unreasonable.

The Board considered whether economies of scale in the provision of services to the Trust will be passed along to the shareholders under the proposed agreements. The Board concluded there were currently no or de minimis material economics of scale or other incidental benefits accruing to the Advisor in connection with its relationship with the Trust.

Conclusion

In renewing the Agreement and the fees charged under the Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the Agreement. The summary set forth above describes the most important factors, but not all of the matters, considered by the Board in coming to its decision regarding the Agreement. On the basis of such information as the Board considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after discussion, the Board concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Trust and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

2015 Annual Report	37

Center Coast MLP & Infrastructure Fund

Other Information

November 30, 2015 (unaudited) (continued)

CENTER COAST MLP & INFRASTRUCTURE FUND

PRIVACY NOTICE

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Advisor and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

2015 Annual Report	38

Center Coast MLP & Infrastructure Fund

Fund Management

November 30, 2015 (unaudited)

Additional information about the trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling 1-713-759-1400. The identity of Trustees of the Board and their brief biographical information as of November 30, 2015 is set forth below. The business address of each Trustee is 1600 Smith St., Suite 3800, Houston, TX 77002.

NAME AND YEAR OF BIRTH	POSITION HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER
INDEPENDENT TRUSTEES
Michael F. Curran Year of birth: 1940	Trustee	Trustee since 2013	Chairman of Curran Holdings, Inc., (Investments) (2007-present). Formerly, Chairman, President and Chief Executive Officer of Willbros Group, Inc. (2002-2007).	2
James Edward Jones Year of birth: 1954	Trustee	Trustee since 2013	President & CFO of Elk River Resources (2013-present). Formerly, Managing Partner of Torch Partners LLC/Torch Securities LLC (2004-2013). Director of The J.E. and L.E. Mabee Foundation.	2
Alfred J. Moran Year of birth: 1943	Trustee	Trustee since 2013	Chairman and Chief Executive Officer of the Moran Group (Management Consulting) (2003-present). Formerly, Director of Administration and Regulatory Affairs of the City of Houston (2007-2013). Director of the National Association of Corporate Directors.	2
INTERESTED TRUSTEE
Dan C. Tutcher* Year of birth: 1949	Trustee, President, Chief Executive Officer	Trustee since 2013	Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, L.P. (2007-present). Formerly, President of Enbridge Energy Company, Inc.; President and Director of Enbridge Energy Management L.L.C; and group Vice President of Transportation South for Enbridge Inc. (2001-2007).	2

*	Mr. Tutcher is an interested person of the Fund because of his position as an officer of the Advisor and certain of its affiliates.

2015 Annual Report	39

Center Coast MLP & Infrastructure Fund

Fund Management

November 30, 2015 (unaudited) (continued)

Set forth below is the name, year of birth, position with the Fund and the principal occupation for the last five years, as of November 30, 2015, of each of the persons currently serving as Executive Officers of the Fund. The business address of each Officer is 1600 Smith St., Suite 3800, Houston, TX 77002.

NAME AND YEAR OF BIRTH	POSITION HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGERS
William H. Bauch Year of birth: 1961	Chief Financial Officer, Chief Compliance Officer and Treasurer	Chief Financial Officer and Chief Compliance Officer of Center Coast Capital Advisors, L.P. (2012-present). Formerly, Senior Partner of Korn/Ferry International (2006-2012).
Rachel Hollowell Year of birth: 1980	Secretary	Director of Operations of Center Coast Capital Advisors, L.P. (2010-present). Formerly, Sales Representative of Johnson & Johnson (2004-2009).
Robert T. Chisholm Year of birth: 1976	Vice President

Senior Portfolio Manager and Principal, Center Coast Capital Advisors, L.P. (2007-present); Morgan Keegan’s Energy Investment Banking Division (2006-2007); Senior Project Advisor, Enbridge Energy Partners, L.P. (2002-2006).

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Alfred J. Moran is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $85,000 for 2014 and $115,000 for 2015.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $10,000 for 2014 and $5,000 for 2015. The fees listed in item 4 (b) are related to agreed-upon procedures performed during the initial and secondary offerings of the registrant and consent issuance with respect to fund registration statement filings, respectively.

Tax Fees

 (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $101,000 for 2014 and $101,000 for 2015.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 Pre-Approval Policies

Pre-Approval of Services to the Trust. The Committee will be responsible for pre-approving any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(i) The categories of services to be reviewed and considered for pre-approval include the following:

(1)            Audit Services

(a)	Annual financial statement audits

(b)	Seed audits (related to new product filings, as required)

(c)	SEC and regulatory filings and consents

(2)            Audit-Related Services

(a)	Accounting consultations

(b)	Fund merger/reorganization support services

(c)	Other accounting related matters

(d)	Agreed upon procedures reports

(e)	Attestation reports

(f)	Other internal control reports

(3)            Tax Services

(a)	Tax compliance services related to federal, state and local income tax compliance and sales and use tax compliance

(b)	RIC qualification reviews, if applicable

(c)	Tax distribution analysis and planning

(d)	Tax authority examination services

(e)	Tax appeals support services

(f)	Accounting methods studies

(g)	Fund merger support services

(h)	Tax compliance, planning and advice services and related projects

(ii)            The Committee has pre-approved any services that fall into one of the categories of services listed under paragraph (A)(i) above and for which the estimated fees are less than $25,000.

(iii)            For services with estimated fees of $25,000 or more, but less than $50,000, the Chair of the Committee is hereby authorized to pre-approve such services on behalf of the Committee.

(iv)            For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(v)            The independent auditors or the Chief Financial Officer of the Trust (or an officer of the Trust who reports to the Chief Financial Officer) shall report to the Committee at each of regular meeting of the Committee all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

Pre-Approval of Services to the Investment Adviser. The Committee will be responsible for pre-approval of any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Trust’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(i)            The Chair of the Committee or any member of the Committee may grant the pre-approval for non-audit services to the Trust’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(ii)            For non-audit services to the Trust’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

C.                 Pre-Approval Not Required.

(i)            Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to paragraph (A) above is not required, if:

(1)	the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

(2)	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

(3)	such services are promptly brought to the attention of the Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(ii)            Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to paragraph (B) above is not required, if:

(1)	the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

(2)	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

(3)	such services are promptly brought to the attention of the Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is composed of Messrs. Michael F. Curran, James Edward Jones and Alfred J. Moran.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant is a client of Center Coast Capital Advisors, LP (“CCC”). All proxy voting responsibilities of the registrant are performed by CCC, with the assistance of the administrator of the registrant. The Proxy Voting Policies of CCC are attached herewith.

PROXY VOTING POLICY AND PROCEDURES

PROXY VOTING POLICY

CCC will vote proxies as part of its authority to manage acquire and dispose of account assets if designated by the client. CCC will, in a prudent and diligent manner, use its best efforts to vote proxies in the best interests of separately managed account clients, including beneficiaries of and participants in client benefit plans for which CCC manages assets, consistent with the objective of maximizing long-term investment returns, and consistent with the Proxy Policy. The Proxy Policy is administered by the Director of Operations, which also monitors and supervises the services provided by the proxy research providers retained from time to time.

PROXY VOTING PROCEDURES

CCC will utilize the proxy voting service ProxyEdge or similar service (the "Proxy Voter") to vote Proxies for the relevant accounts of its Clients. The Proxy Voter provides voting services to institutions such as CCC. The Proxy Voter receives a daily electronic feed of all holdings in CCC voting accounts, and trustees and/or Broker-Dealer/Custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to the Proxy Voter. The Proxy Voter monitors the accounts and their holdings to be sure that all proxies are received and voted for CCC Client shares owned. As a result of CCC’s decision to use the Proxy Voter, there is generally no physical handling of proxies by CCC personnel.

The above-referenced Proxy Voting Guidelines (the “Guidelines”) state the general view and expected vote of the Proxy Voter under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from CCC, the Proxy Voter will automatically vote in accordance with the Guidelines. However, the Guidelines are just that—guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the Clients’ best interests as described below with respect to “Exceptions.” CCC votes all securities based upon the guiding principle of seeking the maximization of economic value to CCC’s Clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the Advisory Agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote.

The Proxy Voter posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that the Proxy Voter has prepared on the vote.

If at any time a portfolio manager becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an “Exception”), regardless of whether such indicated vote is with or against management, then such individual should contact the Chair of the Operations Department as soon as possible prior to the relevant voting deadline for such matter. The Chair of the Operations Department must first make a general determination as to whether any potential conflicts of interest exist. In the event of a potential conflict, the Chair will convene a meeting of the entire Operations Department regarding the potential conflict. Once any potential conflict is either determined not to exist, or resolved, the Chair of the Operations Department, along with the relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote. They may make their decision based upon any of the information and/or research available to them, including any recommendation made by the Proxy Voter, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the Chair may call a special meeting of the Operations Department. The full Operations Department will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of CCC’s Clients’ holdings. In all cases, regardless of whether the ultimate voting decision with respect to any vote is made by the relevant portfolio manager, the Chair or the entire Operations Department, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of CCC’s Clients’ holdings. If for any reason, no voting decision is made with respect to any particular vote, or if the Chair has not otherwise received any direction in accordance with these policies and procedures as to how to instruct the Proxy Voter to vote CCC’s shares prior to the relevant voting deadline for any Exception, the Chair will instruct the Proxy Voter to vote all of CCC’s shares in accordance with the Proxy Voter’s independent assessment of the matter.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the personnel of Center Coast Capital Advisors, LP (the “Advisor”), who are primarily responsible for Center Coast MLP & Infrastructure Fund (the “Fund”) day-to-day portfolio management (the “Portfolio Management Team”) as of February 8, 2016:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years

Dan C. Tutcher	President	Since Inception
Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, L.P. (2007-present). Formerly, President of Enbridge Energy Company, Inc.; President and Director of Enbridge Energy Management L.L.C.; and group Vice President of Transportation South for Enbridge Inc. (2001-2007).

Robert T. Chisholm	Principal & Senior Portfolio Manager	Since Inception
Senior Portfolio Manager and Principal, Center Coast Capital Advisors, L.P. (2007-Present); Morgan Keegan’s Energy Investment Banking Division (2006-2007); Senior Project Advisor, Enbridge Energy Partners, L.P. (2002-2006).

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the members of the Portfolio Management Team are primarily responsible for the day-to-day portfolio management as of November 30, 2015:

	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Dan C. Tutcher	0	1-$64mm	0	2-$2.3B	0	1,078-$698mm
Robert T. Chisholm	0	1-$64mm	0	2-$2.3B	0	1,078-$698mm

Conflicts of Interests

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedure will detect each and every situation in which a conflict arises.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The portfolio managers are not directly compensated for their work with respect to the Fund; however, each portfolio manager is a principal and equity owners of the Advisor and therefore benefits indirectly from the revenue generated from the Advisory Agreement through his receipt of distributions from the Advisor. The portfolio managers are not entitled to any deferred benefits. Robert T. Chisholm is also partially compensated with a base salary.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Portfolio Management Team in the Fund as of November 30, 2015:

Portfolio Management Team Member	Dollar Range of Units Beneficially Owned by Portfolio Management Team Member
Dan C. Tutcher	$100,001 - $500,000
Robert T. Chisholm	$10,001 - $50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)          The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)          There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Center Coast MLP & Infrastructure Fund

By (Signature and Title)*	/s/ Dan C. Tutcher
Dan C. Tutcher, President and Chief Executive Officer
(Principal Executive Officer)

Date	February 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dan C. Tutcher
Dan C. Tutcher, President and Chief Executive Officer
(Principal Executive Officer)

Date	February 8, 2016

By (Signature and Title)*	/s/ William H. Bauch
William H. Bauch, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date	February 8, 2016

*	Print the name and title of each signing officer under his or her signature.